UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date earliest event reported): October 14, 2020

CuriosityStream Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39139	84-1797523
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8484 Georgia Ave., Suite 700
Silver Spring, Maryland 20910
(Address of Principal Executive Offices, including zip code)

(301) 755-2050
(Registrant’s telephone number, including area code)

Software Acquisition Group Inc.
1980 Festival Plaza Drive, Suite 300

Las Vegas, Nevada 89135

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001	CURI	NASDAQ
Warrants, each exercisable for one share of Class A common stock at an exercise price of $11.50 per share	CURIW	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INTRODUCTORY NOTE

On October 14, 2020 (the “Closing Date”), CuriosityStream Inc., a Delaware corporation (formerly named Software Acquisition Group Inc.) (the “Company”), consummated the previously announced merger pursuant to that certain Agreement and Plan of Merger (the “Merger Agreement”), dated August 10, 2020, by and among the Company, CS Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“Merger Sub”), CuriosityStream Operating Inc., a Delaware corporation (formerly named CuriosityStream Inc.) (“Legacy CuriosityStream”) and Hendricks Factual Media LLC, a Delaware limited liability company (“HFM”).

Pursuant to the terms of the Merger Agreement, a business combination between the Company and Legacy CuriosityStream was effected through the merger of Merger Sub with and into Legacy CuriosityStream, with Legacy CuriosityStream surviving such merger as a wholly-owned subsidiary of the Company (the “Merger” and, the completion of the Merger, the “Closing”). At the effective time of the Merger (the “Effective Time”), all (100%) of the issued and outstanding shares of capital stock of Legacy CuriosityStream were converted into an aggregate of 31,556,837 shares (the “Merger Shares”) of the Company’s Class A Common Stock, par value $0.0001 per share (“Common Stock”). Pursuant to the Merger Agreement, 1,501,758 Merger Shares issued by the Company at closing will be held in escrow for a period of twelve (12) months after the Closing to satisfy indemnification obligations and an additional 19,924 Merger Shares will be held in escrow pending final working capital calculations (collectively, the “Escrow Shares”).

In connection with the Closing, and pursuant to the terms of a PIPE Subscription Agreement entered into by the Company with certain third-party investors (the “PIPE Investors”) in connection with the execution of the Merger Agreement, the Company completed the issuance of an aggregate of 2,500,000 newly-issued shares of Common Stock for an aggregate purchase price of $25,000,000 (the “PIPE”). The shares of Common Stock issued by the Company pursuant to the PIPE were issued concurrently with the Closing of the Merger on the Closing Date.

Also in connection with the Closing, the registrant changed its name from “Software Acquisition Group Inc.” to “CuriosityStream Inc.”

The foregoing description of the Merger Agreement is a summary only and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on August 11, 2020, and is incorporated herein by reference. A more detailed description of the Merger can be found in the Company’s definitive proxy statement on Schedule 14A prepared in connection with the solicitation of the proxies from the Company’s stockholders to approve the Merger filed with the SEC on September 22, 2020 (as amended to date, the “Proxy Statement”).

Item 1.01 Entry into a Material Definitive Agreement.

Investors’ Rights Agreement

Concurrently with the Closing, the Company, Legacy CuriosityStream, Software Acquisition Holdings LLC, a Delaware limited liability company (the “Sponsor”), HFM, and certain officers and directors of Legacy CuriosityStream entered into an Investor Rights Agreement, dated October 14, 2020 (the “Investor Rights Agreement”). Pursuant to the terms of the Investor Rights Agreement, the Company agreed to nominate two (2) individuals designated by the Sponsor (each a “Sponsor Director”) for election as members of the Company’s board of directors (the “Board”) for so long as the Sponsor and its affiliates (collectively, the “Sponsor Entities”) together continue to beneficially own at least fifty percent (50%) of the Company’s Common Stock beneficially owned by the Sponsor Entities as of the Effective Time of the Merger.

In addition, the Company agreed to provide Legacy CuriosityStream stockholders, officers and directors with certain customary “mandatory,” “demand” and “piggyback” registration rights, and Legacy CuriosityStream’s directors and officers agreed to be subject to certain transfer restrictions for a period of 180 days following the date of the Investor Rights Agreement.

The foregoing description of the Investor Rights Agreement is a summary only and is qualified in its entirety by reference to the full text of the Investor Rights Agreement, a copy of which is attached as Exhibit 10.12 to this Current Report on Form 8-K, and is incorporated herein by reference. A more detailed description of the Investor Rights Agreement can be found in the Proxy Statement in the section titled “Investor Rights Agreement” beginning on page 160 of the Proxy Statement, which description is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated into this Item 2.01 by reference. The material provisions of the Merger Agreement are described in the Proxy Statement in the section titled “The Merger Agreement” beginning on page 148 of the Proxy Statement, which description is incorporated herein by reference.

The information set forth below in Item 5.07 of this Current Report on Form 8-K regarding the Special Meeting (as defined below) is incorporated by reference into this Item 2.01.

On the Closing Date, the following transactions (collectively, the “Transactions”) were completed:

●	Merger Sub merged with and into Legacy CuriosityStream, with Legacy CuriosityStream surviving as a wholly-owned subsidiary of the Company;

●	each share of common stock of Merger Sub issued and outstanding immediately prior to the Effective Time was converted into and exchanged for one validly issued, fully paid and nonassessable share of Common Stock, par value $0.01 per share, of Legacy CuriosityStream to be held by the Company;

●	all issued and outstanding shares of Legacy CuriosityStream capital stock converted into an aggregate of 31,556,837 shares of Common Stock (inclusive of the Escrow Shares);

●	all shares of Legacy CuriosityStream capital stock held in treasury were canceled without any conversion thereof;

●	all of the 3,737,500 outstanding shares of the Company’s Class B Common Stock, par value $0.0001 per share, held by the Sponsor converted into an aggregate of 3,737,500 shares of Common Stock, 2,242,500 of which are subject to certain vesting conditions;

●	of the 4,740,000 private placement warrants held by the Sponsor immediately prior to the Effective Time, (i) 711,000 were forfeited by the Sponsor and (ii) an aggregate of 353,000 were forfeited by the Sponsor and reissued by the Company to certain PIPE Investors and holders of Common Stock existing prior to the Effective Time;

●	all of the remaining outstanding Company units were converted, pursuant to their terms, into one share of Common Stock and one-half (1/2) of one warrant; and

●	all of the outstanding options to acquire Legacy CuriosityStream common stock were converted into options to acquire an aggregate of 2,214,246 shares of Common Stock;

●	the Company issued an aggregate of 2,500,000 shares of Common Stock to the PIPE Investors pursuant to the closing of the PIPE.

As a result of the foregoing Transactions, as of the Closing Date and immediately following the completion of the Merger and the PIPE, the Company had the following outstanding securities:

●	37,952,325 shares of Common Stock (inclusive of the Escrow Shares);

●	options to acquire an aggregate of 2,214,246 shares of Common Stock; and

●	7,475,000 public warrants and 4,029,000 private placement warrants, each exercisable for one share of Common Stock at a price of $11.50 per share.

FORM 10 INFORMATION

Prior to the Closing, the Company was a shell company (as defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) with no operations, formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. After the Closing, the Company became a holding company whose only assets consist of equity interests in Legacy CuriosityStream.

Cautionary Note Regarding Forward-Looking Statements

The Company makes certain forward-looking statements in this Current Report on Form 8-K. All statements, other than statements of present or historical fact included in or incorporated by reference in this Current Report on Form 8-K, regarding the Company’s future financial performance, as well as the Company’s strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this Current Report on Form 8-K, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. The Company cautions you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of the Company, incident to its business.

These forward-looking statements are based on information available as of the date of this Current Report on Form 8-K, and current expectations, forecasts and assumptions, and involve a number of risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date, and the Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

As a result of a number of known and unknown risks and uncertainties, the Company’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

●	the risk that the recently consummated Merger disrupts the combined company’s current plans and operations;

●	the ability to recognize the anticipated benefits of the Merger, which may be affected by, among other things, competition and the ability of the combined company to grow and manage growth profitably;

●	the combined company’s financial performance following the Merger;

●	changes in the combined company’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects and plans;

●	costs related to the Merger;

●	adverse effects that the novel coronavirus (COVID-19) may have on the Company and/or the economy in general;

●	changes in applicable laws or regulations;

●	the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors;

●	the availability of, and the Company’s ability to execute upon, any expansion plans and opportunities; and

●	other risks and uncertainties set forth in the Proxy Statement in the section titled “Risk Factors” beginning on page 21 of the Proxy Statement, which are incorporated herein by reference.

Business and Properties

The business and properties of the Company and Legacy CuriosityStream prior to the Merger are described in the Proxy Statement in the sections titled “Information About Software Acquisition Group” and “Information About CuriosityStream” beginning on pages 82 and 96, respectively, of the Proxy Statement, which descriptions are incorporated herein by reference.

Risk Factors

The risk factors related to the Company’s business and operations, as well as risk factors related to the Merger and ownership of Company stock following the completion of the Merger, are described in the Proxy Statement in the section titled “Risk Factors” beginning on page 21 of the Proxy Statement, which description is incorporated herein by reference.

Financial Information

Selected Historical Financial Information

The selected historical financial information of the Company as of and for the six months ended June 30, 2020 and for the period from May 9, 2019 (inception) through December 31, 2019 is included in the Proxy Statement in the section titled “Selected Historical Financial Information of Software Acquisition Group” beginning on page 90 of the Proxy Statement, and is incorporated herein by reference.

The selected historical financial information of Legacy CuriosityStream as of and for the years ended December 31, 2019 and 2018 and as of and for the six months ended June 30, 2020 and 2019 is included in the Proxy Statement in the section titled “Selected Historical Financial Information of CuriosityStream” beginning on page 112 of the Proxy Statement, and is incorporated herein by reference.

Unaudited Pro Forma Combined Financial Information

The unaudited pro forma combined financial information of the Company for the year ended December 31, 2019 and for the six months ended June 30, 2020 is set forth in Exhibit 99.1 hereto and is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Management’s discussion and analysis of the financial condition and results of operations of the Company as of and for the six months ended June 30, 2020 and for the period from May 9, 2019 (inception) through December 31, 2019 is included in the Proxy Statement in the section titled “Software Acquisition Group’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 91 of the Proxy Statement, which is incorporated herein by reference.

Management’s discussion and analysis of the financial condition and results of operation of Legacy CuriosityStream as of and for the years ended December 31, 2019 and 2018 and as of and for the six months ended June 30, 2020 and 2019 is included in the Proxy Statement in the section titled “CuriosityStream’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 118 of the Proxy Statement, which is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to the Company regarding the beneficial ownership of the Company’s common stock as of October 14, 2020, after giving effect to the Transactions, by:

●	each person who is known by the Company to be the beneficial owner of more than five percent (5%) of the outstanding shares of the Company’s Common Stock;

●	each current executive officer and director of the Company; and

●	all current executive officers and directors of the Company, as a group.

Beneficial ownership for the purposes of the following table is determined in accordance with the rules and regulations of the SEC. A person is a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of the security, or “investment power”, which includes the power to dispose of or to direct the disposition of the security or has the right to acquire such powers within 60 days.

The beneficial ownership percentages set forth in the table below are based on 37,952,325 shares of Common Stock issued and outstanding as of October 14, 2020 and do not take into account the issuance of any shares of Common Stock upon the exercise of warrants to purchase up to 11,504,000 shares of Common Stock that remain outstanding.

Unless otherwise noted in the footnotes to the following table, and subject to applicable community property laws, the persons and entities named in the table have sole voting and investment power with respect to their beneficially owned common stock and preferred stock. Further, unless otherwise noted in the footnotes to the following table, the address for each listed stockholder is: c/o CuriosityStream Inc., 8484 Georgia Ave., Suite 700, Silver Spring, Maryland 20910.

Name of Beneficial Owners	Number of Shares of Common Stock Beneficially Owned		Percentage of Outstanding Common Stock
5% Stockholders:
Hendricks Factual Media LLC (1)	20,339,232		53.6%
Software Acquisition Holdings LLC (2)	1,495,000		3.9
TimesSquare Capital Management, LLC (3)	2,404,520		6.3
Executive Officers and Directors:
John Hendricks (4)	20,989,232		55.3%
Clint Stinchcomb	237,555	(5)	*
Jason Eustace	---		---
Tia Cudahy	85,999	(5)	*
Devin Emery	---		---
Elizabeth Hendricks	4,011	(5)	*
Patrick Keeley	30,056		*
Matthew Blank	---		---
Jonathan Huberman (2)	1,495,000		3.9
Mike Nikzad (2)	1,495,000		3.9
All directors and executive officers as a group (10 individuals)	22,841,853		65.7%

*	Indicates less than 1 percent of the outstanding shares of the class of stock.

(1)	John Hendricks, the Chairman of the Company’s Board, is the manager of Hendricks Factual Media LLC (“HFM”) and holds voting and dispositive power over the Company’s securities held by HFM. As a result, John Hendricks may be deemed to be the beneficial owner of the securities held of record by HFM.

(2)	The Sponsor is the record holder of these shares. Jonathan Huberman, a member of the Company’s Board and the Company’s former Chief Executive Officer, Chief Financial Officer and Chairman, Mike Nikzad, a member of the Company’s Board, and AKN Investments II, LLC are the managing members of the Sponsor. As such, each may be deemed to have or share voting and dispositive power of the shares of Common Stock held directly by the Sponsor. Each such entity or person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly. The principal office or business address of the Sponsor is 1980 Festival Plaza Drive, Ste. 300, Las Vegas, Nevada.

(3)	The principal office or business address of TimesSquare Capital Management, LLC is 7 Times Square, 42nd Floor, New York, NY 10036.

(4)	Includes 650,000 shares of Common Stock held by Mr. John Hendricks directly and 20,339,232 shares of Common Stock held by HFM, of which Mr. Hendricks may be deemed to be the beneficial owner.

(5)	Represents shares of Common Stock underlying presently exercisable options.

Directors and Executive Officers

Information with respect to the Company’s directors and executive officers immediately following the Closing is set forth in the Proxy Statement in the section titled “Management of CuriosityStream After the Merger” beginning on page 130 of the Proxy Statement, which description is incorporated herein by reference. Certain biographical, family relationship and other information for directors and executive officers and key employees of the Company are set forth in the Proxy Statement in the sections titled “Management of Software Acquisition Group” and “Management of CuriosityStream” beginning on pages 87 and 103 of the Proxy Statement, respectively, which descriptions are incorporated herein by reference.

At the Closing, pursuant to the terms of the Merger Agreement and the Investor Rights Agreement, (i) Andrew K. Nikou, C. Matthew Olton, Stephanie Davis, Steven Guggenheimer and Dr. Peter H. Diamandis resigned as directors of the Company; (ii) Jonathan Huberman and Mike Nikzad resigned as executive officers of the Company; (iii) Clint Stinchcomb, President and Chief Executive Officer of Legacy CuriosityStream, Jason Eustace, Chief Financial Officer and Treasurer of Legacy CuriosityStream, Tia Cudahy, Chief Operating Officer, General Counsel and Secretary of Legacy CuriosityStream, and Devin Emery, Chief Product Officer and EVP Content Strategy of Legacy CuriosityStream, were each appointed to identical roles with the Company; and (iv) the directors of Legacy CuriosityStream, including John Hendricks (Chairman), Clint Stinchcomb, Elizabeth Hendricks, Patrick Keeley, and Matthew Blank, were each appointed to the Company’s Board.

The Board is classified into three classes, each comprising as nearly as possible one-third of the directors to serve three-year terms. As Class I directors, each of Elizabeth Hendricks and Patrick Keeley will serve until the Company’s 2021 annual meeting; as Class II directors, each of John Hendricks and Clint Stinchcomb will serve until the Company’s 2022 annual meeting; and as Class III directors, each of Jonathan Huberman, Mike Nikzad and Matthew Blank will serve until the Company’s 2023 annual meeting, or in each case until their respective successors are duly elected and qualified, or until their earlier resignation, removal or death.

Independence of Directors

NASDAQ listing standards require that a majority of the members of the Company’s Board be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which, in the opinion of the Company’s Board, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. The Company’s Board has determined that each of John Hendricks, Elizabeth Hendricks, Patrick Keeley, Matthew Blank, Jonathan Huberman and Mike Nikzad is independent within the meaning of Rule 5605(a)(2) of the NASDAQ Listing Rules.

Committees of the Board of Directors

Effective as of as of the Effective Time, the standing committees of the Company’s Board consist of an audit committee (the “Audit Committee”), a compensation committee (the “Compensation Committee”) and a nominating and corporate governance committee (the “Nominating and Corporate Governance Committee”). Each of the committees reports to the Board. Effective as of the Effective Time, the Board appointed (i) Messrs. Huberman, Keeley and Nikzad to serve on the Audit Committee, with Mr. Huberman as chairperson; (ii) Messrs. Keeley and Huberman and Ms. Hendricks to serve on the Compensation Committee, with Mr. Keeley as chairperson; and (iii) Messrs. Blank and Nikzad and Ms. Hendricks to serve on the Nominating and Corporate Governance Committee, with Mr. Blank as chairperson.

Executive Compensation

Information about executive compensation for the Company and Legacy CuriosityStream is described in the Proxy Statement in the subsections titled “Executive Compensation and Director Compensation” beginning on pages 86 and 106, respectively, which is incorporated herein by reference.

Certain Relationships and Related Transactions

Information regarding certain relationships and related party transactions of the Company and of Legacy CuriosityStream are described in the Proxy Statement in the section titled “Certain Relationships and Related Person Transactions” beginning on page 188 of the Proxy Statement, which description is incorporated herein by reference. Further, the description of the Investor Rights Agreement set forth under “Item 1.01 Entry into a Material Definitive Agreement” of this Current Report on Form 8-K is incorporated herein by reference.

The disclosure set forth under “Directors and Executive Officers−Independence of Directors” and “−Committees of the Board of Directors” above is incorporated herein by reference.

Legal Proceedings

Information regarding legal proceedings of the Company is set forth in the Proxy Statement in the sections titled “Information About Software Acquisition Group—Legal Proceedings,” “Information About CuriosityStream—Legal Proceedings” and “Litigation Relating to the Merger” on pages 86, 102 and 147 of the Proxy Statement, respectively, each of which is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

The Company’s Common Stock, warrants and units were historically quoted on NASDAQ under the symbols “SAQN”, “SAQNW” and “SAQNU”, respectively. On October 14, 2020, the Company’s Common Stock and warrants were listed on NASDAQ under the new trading symbols of “CURI” and “CURIW”, respectively, and all of the Company’s units separated into their component parts of (i) one share of Common Stock and (ii) one-half (1/2) of one warrant, and ceased trading on NASDAQ.

The following table sets forth, for the period indicated, the high and low sales price per share of Common Stock, as reported on NASDAQ for the periods presented. Since warrants are not currently eligible to be exercised, there is no information presented for the warrants in the table below. There has been no established public trading market for Legacy CuriosityStream’s common stock.

	Class A Common Stock (SAQN)
	High	Low
Fiscal 2020
First Quarter	$10.00	$9.30
Second Quarter	$10.14	$9.68
Third Quarter	$10.44	$9.93
Fourth Quarter (through October 14)	$10.30	$9.41

As of the Closing, the Company has authorized 126,000,000 shares of capital stock, consisting of (a) 125,000,000 shares of Common Stock and (b) 1,000,000 shares of preferred stock. As of the Closing Date, there were: (a) 32 holders of record of Common Stock and 37,952,325 shares of Common Stock issued and outstanding; and (b) 32 holders of record of warrants and 11,504,000 warrants outstanding.

Information regarding the Company’s Common Stock, warrants and units and related stockholder matters are described in the Proxy Statement in the section titled “Market Price and Dividend Information” beginning on page 17 of the Proxy Statement, and is incorporated herein by reference.

Information regarding the security ownership of certain beneficial owners, executive officers and directors of the Company and Legacy CuriosityStream is described in the Proxy Statement in the sections titled “Security Ownership of Certain Beneficial Owners and Management of Software Acquisition Group” and “Security Ownership of Certain Beneficial Owners and Management of CuriosityStream” beginning on pages 94 and 128 of the Proxy Statement, respectively, and is incorporated herein by reference. In addition, the information set forth under “Security Ownership of Certain Beneficial Owners and Management” above is incorporated herein by reference.

Shares Eligible For Sale

As of the Closing Date and after giving effect to the Transactions, we had 37,952,325 shares of Common Stock outstanding, of which all but 2,400,488 are restricted securities under Securities Act Rule 144 (“Rule 144”) or owned by affiliates of the Company.

Rule 144

Rule 144 permits a person who has beneficially owned restricted shares for at least six months to sell their shares provided that: (i) such person is not deemed to have been one of our affiliates at the time of, or at any time during the three months preceding, a sale and (ii) the issuer is subject to the Exchange Act periodic reporting requirements for at least three months before the sale. Persons who have beneficially owned restricted shares for at least six months but who are affiliates of the Company at the time of, or at any time during the three months preceding, a sale, are subject to additional restrictions, by which such person would be entitled to sell within any three-month period only a number of shares that does not exceed the greater of either of the following:

●	1.0% of the number of shares of Common Stock then outstanding, which is now 3,795,233 shares; and

●	if the Common Stock is listed on a national securities exchange, the average weekly trading volume of the shares of Common Stock during the four calendar weeks preceding the filing of a notice on Form 144 with respect to the sale.

Sales by affiliates under Rule 144 are also limited by manner of sale provisions and notice requirements and to the availability of current public information about the Company.

Under Rule 144, a person who is not deemed to have been one of the Company’s affiliates at the time of or at any time during the three months preceding a sale, and who has beneficially owned the restricted shares of Common Stock proposed to be sold for at least six months, including the holding period of any prior owner other than an affiliate, is entitled to sell their shares without complying with the manner of sale and volume limitation or notice provisions of Rule 144. The Company must be current in its public reporting if the non-affiliate is seeking to sell under Rule 144 after holding his or her shares of Common Stock between six months and one year. After one year, non-affiliates do not have to comply with any other Rule 144 requirements.

Notwithstanding the foregoing, Rule 144 is not available for the resale of securities initially issued by companies that are, or previously were, blank check companies like the Company, to their promoters or affiliates despite technical compliance with the requirements of Rule 144. Rule 144 also is not for resale of securities issued by any shell companies (other than business combination related shell companies) or any issuer that has been at any time previously a shell company. The SEC has provided an exception to this prohibition, however, if the following conditions are met:

●	the issuer of the securities that was formerly a shell company has ceased to be a shell company;

●	the issuer of the securities is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act;

●	the issuer of the securities has filed all Exchange Act reports and material required to be filed, as applicable, during the preceding 12 months (or such shorter period that the issuer was required to file such reports and materials), other than Form 8-K reports; and

●	at least one year has elapsed from the time that the issuer filed current Form 10 type information with the SEC reflecting its status as an entity that is not a shell company.

As a result, none of our shareholders will be able to sell any shares of common stock pursuant to Rule 144 until October 14, 2021.

Undertaking to File Registration Statements

In connection with the execution of the Merger Agreement, the Company has agreed to register with the SEC the resale of (i) shares of Common Stock, warrants and shares of Common Stock underlying the warrants issued in connection with the Closing of the Merger and the PIPE and (ii) the shares of Common Stock underlying the warrants issued by the Company pursuant to that certain Warrant Agreement, dated November 19, 2019, by and between the Company and Continental Stock Transfer & Trust Company.

In connection with Legacy CuriosityStream’s Series A Private Placement (as defined below), Legacy CuriosityStream entered into a Registration Rights Agreement with Stifel, Nicolaus & Company, Incorporated (the “Legacy CuriosityStream RRA”). Pursuant to the terms of the Legacy CuriosityStream RRA, Legacy CuriosityStream agreed to file with the SEC a resale shelf registration statement registering for resale the shares of Legacy CuriosityStream common stock underlying the shares of Legacy CuriosityStream’s Series A Convertible Preferred Stock, par value $0.01 per share (“Legacy CuriosityStream Preferred Stock”), sold in the Series A Private Placement on or before the first anniversary of the closing of the Series A Preferred Offering. Under the terms of the Legacy CuriosityStream RRA, and with the prior approval of the holders of the Legacy CuriosityStream Preferred Stock, the filing of a resale shelf registration statement was subsequently extended to the second anniversary of the closing of the Series A Preferred Offering.

The foregoing description of the Legacy CuriosityStream RRA is a summary only and is qualified in its entirety by reference to the full text of the Legacy CuriosityStream RRA, a copy of which is attached as Exhibit 10.11 to this Current Report on Form 8-K, and is incorporated herein by reference.

Securities Authorized for Issuance Under Equity Compensation Plans

Reference is made to the disclosure described in the Proxy Statement in the section entitled “Proposal No. 13 — Approval of the Curiositystream Inc. 2020 Omnibus Incentive Plan” beginning on page 73 of the Proxy Statement, which is incorporated herein by reference.

The following table sets forth as of October 14, 2020 information regarding Common Stock that may be issued under the Company’s equity compensation plans:

Plan	Number of securities to be issued upon the exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

CuriosityStream Inc. 2020 Omnibus Incentive Plan	2,214,246	$4.22	5,510,865

Recent Sales of Unregistered Securities

Company Transactions

Founder Shares

In June 2019, the Company issued an aggregate of 3,593,750 shares of Class B Common Stock, par value $0.0001 per share (the “Founder Shares”) to the Sponsor, for an aggregate purchase price of $25,000 in cash. On November 19, 2019, the Company effected a stock dividend of 0.04 shares for each Founder Share outstanding, resulting in the Sponsor holding an aggregate of 3,737,500 Founder Shares. The Founder Shares automatically converted into Common Stock at Closing, on a one-for-one basis, subject to certain adjustments. No underwriting discounts or commissions were paid with respect to the issuance or conversion of the Founder Shares. The shares of Class B Common Stock issued as Founder Shares, and the shares of Common Stock issued upon their conversion, were not registered under the Securities Act and were issued in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Private Placement Warrants

Simultaneously with the Company’s initial public offering on November 22, 2019, the Company sold to the Sponsor an aggregate of 4,740,000 warrants at $1.00 per warrant for an aggregate purchase price of $4,740,000. Each whole private placement warrant entitles the holder thereof to purchase one share of Class A common stock at a price of $11.50 per share, subject to certain adjustments. In connection with the Merger, 711,000 of the Private Placement Warrants held by the Sponsor were forfeited. The private placement warrants will expire five years after the Closing or earlier upon redemption or liquidation.  No underwriting discounts or commissions were paid with respect to such sale. The warrants were not registered under the Securities Act at their issuance and were issued in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Merger Consideration

As discussed in Item 2.02 of this Current Report on Form 8-K, pursuant to the terms of the Merger, the Company issued an aggregate of 31,556,837 shares of Common Stock to holders of Legacy CuriosityStream Common Stock and as Escrow Shares effective upon the Closing of the Merger. The shares of Common Stock issued at the Closing of the Merger were not registered under the Securities Act and were issued in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

PIPE Subscription Agreements

On August 10, 2020, the Company entered into subscription agreements (each, a “Subscription Agreement”) with the PIPE Investors, pursuant to which, among other things, the PIPE Investors agreed to subscribe for and purchase, and the Company agreed to issue and sell to the PIPE Investors, an aggregate of 2,500,000 shares of Common Stock for an aggregate purchase price of $25,000,000 (the “PIPE”). The PIPE was completed concurrently with the Closing. B. Riley Securities, Inc. acted as the Company’s placement agent in connection with the PIPE. At the closing of the PIPE, the Company paid to B. Riley Securities, Inc. and to Stifel, Nicolaus & Company, Incorporated a total cash fee equal to approximately 2.3% of the gross proceeds received by the Company in the PIPE, totaling approximately $574,000. The shares of Common Stock issued pursuant to the Subscription Agreements were not registered under the Securities Act and were issued in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Warrant Issuance

On the Closing Date, the Company issued 353,000 warrants to the PIPE Investors and certain other investors. Concurrently with the issuance of these warrants, the Sponsor forfeited a like number of warrants. The warrants were not registered under the Securities Act at their issuance and were issued in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Legacy CuriosityStream Transactions

Series A Convertible Preferred Stock

In November and December 2018, Legacy CuriosityStream completed a private placement of 14,557,000 shares of Legacy CuriosityStream Preferred Stock for gross proceeds of $145,570,000 (the “Series A Private Placement”). Stifel, Nicolaus & Company, Incorporated acted as the exclusive financial advisor and placement agent to Legacy CuriosityStream in connection with the Series A Private Placement, and received a cash fee equal to 3.8% of the gross proceeds of the Series A Private Placement (subject to certain exceptions), totaling approximately $5,552,000, at closing. The shares issued pursuant to the Series A Private Placement were not registered under the Securities Act and were issued in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Description of Registrant’s Securities to be Registered

Common Stock

A description of the Company’s Common Stock is included in the Proxy Statement in the section titled “Description of Software Acquisition Group Capital Stock” beginning on page 177 of the Proxy Statement, which description is incorporated herein by reference.

Warrants

A description of the Company’s public shareholders’ warrants and private placement warrants is included in the Proxy Statement in the sections titled “Ownership of New CuriosityStream” beginning on page 11 of the Proxy Statement and “Description of Software Acquisition Group Capital Stock” beginning on page 177 of the Proxy Statement, each of which is incorporated herein by reference.

As of the Closing, the Company has authorized 126,000,000 shares of capital stock, consisting of (a) 125,000,000 shares of Common Stock and (b) 1,000,000 shares of preferred stock. As of the Closing Date, there were: (a) 32 holders of record of Common Stock and 37,952,325 shares of Common Stock issued and outstanding; and (b) 32 holders of record of warrants and 11,504,000 warrants outstanding.

Indemnification of Directors and Officers

A description of the indemnification of the Company’s directors and officers is included in the Proxy Statement, in the subsection titled “Limitations on Liability and Indemnification of Officers and Directors” beginning on page 186 of the Proxy Statement and the section titled “Comparison of Stockholders’ Rights--Indemnification of Directors, Officers, Employees and Agents” beginning on page 173 of the Proxy Statement, each of which description is incorporated herein by reference.

Financial Statements and Supplementary Data

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth under “Recent Sales of Unregistered Securities--Company Transactions” of “Item 2.01 Completion of Acquisition or Disposition of Assets” of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders

The information set forth under “Item 5.03 Amendments to Articles of Incorporation or Bylaws” of this Current Report on Form 8-K is incorporated herein by reference.

Item 4.01 Changes in Registrant’s Certifying Accountant

Change of the Company’s Independent Registered Public Accounting Firm

On October 14, 2020, the Audit Committee of the Board approved the engagement of Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements as of and for the year ending December 31, 2020. EY served as the independent registered public accounting firm of Legacy CuriosityStream prior to the Merger. Accordingly, Marcum LLP (“Marcum”), the Company’s independent registered public accounting firm prior to the Merger, was informed that it would be replaced by EY as the Company’s independent registered public accounting firm following completion of its review of the Company’s financial statements for the third quarter of 2020, which consist only of the accounts of the pre-Merger special purpose acquisition company.

Marcum’s report on the Company’s financial statements as of December 31, 2019 and the related statements of operations, changes in shareholders’ equity and cash flows for the period from May 9, 2019 (inception) through December 31, 2019 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the period from May 9, 2019 (inception) through December 31, 2019 and the subsequent period through October 14, 2020, there were no: (i) disagreements with Marcum on any matter of accounting principles or practices, financial statement disclosures or audited scope or procedures, which disagreements if not resolved to Marcum’s satisfaction would have caused Marcum to make reference to the subject matter of the disagreement in connection with its report or (ii) reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

During the year period from May 9, 2019 (inception) to December 31, 2019 and the interim period through October 14, 2020, the Company did not consult EY with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by EY that EY concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is described in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act and the related instructions to Item 304 of Regulation S-K under the Exchange Act, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

The Company has provided Marcum with a copy of the disclosures made by the Company in response to this Item 4.01 and has requested that Marcum furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the registrant in response to this Item 304(a) and, if not, stating the respects in which it does not agree. A letter from Marcum is attached as Exhibit 16.1 to this Current Report on Form 8-K.

Item 5.01 Changes in Control of the Registrant

The information set forth above under “Introductory Note” and “Item 2.01. Completion of Acquisition or Disposition of Assets” of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth above in the sections titled “Executive Compensation”, “Directors and Officers” and “Certain Relationships and Related Transactions” in “Item 2.01. Completion of Acquisition or Disposition of Assets” of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws

On October 12, 2020, the Board and the Company’s stockholders approved and adopted the Second Amended and Restated Certificate of Incorporation of the Company (the “A&R Charter”), which, among other things, changed the Company’s name to “CuriosityStream Inc.”, and the Board approved and adopted the Amended and Restated Bylaws of the Company (the “A&R Bylaws”), each as in effect immediately prior to the Closing. Copies of the A&R Charter and the A&R Bylaws are attached as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

The material terms of each of the A&R Charter and the A&R Bylaws and the general effect upon the rights of holders of the Company’s capital stock are included in the Proxy Statement under the sections titled “Proposals No. 2 through No. 11—The Charter Proposals” beginning on page 66 of the Proxy Statement and “Comparison of Stockholders Rights” beginning on page 167 of the Proxy Statement, each of which is incorporated herein by reference.

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the Merger, on October 14, 2020, the Board approved and adopted a Code of Ethics and Business Conduct (the “Code”), which applies to all directors, officers and employees of the Company. The Code replaces the Code of Ethics of Software Acquisition Group Inc., which applied to all directors, officers and employees of the Company prior to the Effective Time.

The foregoing description of the Code is a summary only and is qualified in its entirety by reference to the full text of the Code, a copy of which is attached as Exhibit 14.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 5.06 Change in Shell Company Status

As a result of the Merger, the Company ceased to be a shell company (as defined in Rule 12b-2 of the Exchange Act) as of the Closing Date. The material terms of the Merger are described in the Proxy Statement in the sections titled “The Merger” and “The Merger Agreement” beginning on pages 136 and 148, respectively, of the Proxy Statement, each of which is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

On October 12, 2020, the Company held a special meeting of the Company’s stockholders (the “Special Meeting”) as a virtual meeting, conducted via live webcast. Each proposal (individually a “Proposal” and, collectively, the “Proposals”) voted upon at the Special Meeting and the final voting results are indicated below. For additional information on the Proposals, please see the Proxy Statement.

As of the close of business on September 21, 2020, the record date for the Special Meeting, there were approximately 14,950,000 shares of Class A common stock and 3,737,500 shares of Class B common stock outstanding. On October 12, 2020, a total of 13,455,670 shares of Common Stock, representing approximately 72.004% of the outstanding shares of Common Stock entitled to vote, were present in person or by proxy at the Special Meeting, constituting a quorum.

The voting results for the Proposals are set forth below:

1. The Business Combination Proposal – To approve the Merger Agreement and the transactions contemplated thereby (Class A common stock and Class B common stock, voting together as a single class):

Proposal No.	Common Stock Votes For	Common Stock Votes Against	Common Stock Abstentions	Broker Non-Votes
1.	13,432,924	7,300	15,446	0

2. The Charter Proposals –

(a)	Increase of Authorized Shares – To authorize the change in authorized capital stock of the Company to 125,000,000 shares of Common Stock and 1,000,000 shares of preferred stock (Class A common stock and Class B common stock, voting as a separate class):

Proposal No.	Class A Common Stock Votes For	Class A Common Stock Votes Against	Class A Common Stock Abstentions	Broker Non-Votes
2.	9,700,194	1,730	16,246	0

Proposal No.	Class B Common Stock Votes For	Class B Common Stock Votes Against	Class B Common Stock Abstentions	Broker Non-Votes
2.	3,737,500	0	0	0

(b)	Elimination of Class B common stock – To authorize the removal of all provisions relating to Class B common stock, including, without limitation, conversion, anti-dilution and special voting rights of the Class B common stock (Class A common stock and Class B common stock, voting as a separate class):

Proposal No.	Class A Common Stock Votes For	Class A common stock Votes Against	Class A Common Stock Abstentions	Broker Non-Votes
3.	9,400,822	1,102	316,246	0

Proposal No.	Class B common stock Votes For	Class B common stock Votes Against	Class B Common Stock Abstentions	Broker Non-Votes
3.	3,737,500	0	0	0

(c)	No Class Vote on Changes in Authorized Number of Shares of Stock – To provide that any vote to increase or decrease the number of authorized shares of any class or classes of stock requires the affirmative vote of the majority of the holders of Common Stock of the Company entitled to vote, voting together as a single class (Class A common stock and Class B common stock, voting as a separate class):

Proposal No.	Class A Common Stock Votes For	Class A Common Stock Votes Against	Class A Common Stock Abstentions	Broker Non-Votes
4.	9,697,443	2,612	18,115	0

Proposal No.	Class B Common Stock Votes For	Class B Common Stock Votes Against	Class B Common Stock Abstentions	Broker Non-Votes
4.	3,737,500	0	0	0

(d)	Number of Directors to be Determined in Bylaws – To provide that the number of directors shall be fixed from time to time in the manner provided in the Company’s bylaws (Class A common stock and Class B common stock, voting together as a single class):

Proposal No.	Common Stock Votes For	Common Stock Votes Against	Common Stock Abstentions	Broker Non-Votes
5.	13,437,135	2,300	16,235	0

(e)	Amendments to Waiver of Corporate Opportunities Prospective Only – To provide that any changes to the provisions of the proposed charter that relate to the waiver of corporate opportunities will not eliminate or reduce such provisions in respect of any business opportunity first identified or any other matter occurring that, but for such provisions, would arise, prior to such alteration, amendment, addition repeal or adoption (Class A common stock and Class B common stock, voting together as a single class):

Proposal No.	Common Stock Votes For	Common Stock Votes Against	Common Stock Abstentions	Broker Non-Votes
6.	13,137,219	1,600	316,851	0

(f)	Required Vote to Amend Certain Provisions Relating to the Directors – To require the affirmative vote of 66.7% of the outstanding shares of stock entitled to vote, voting as a single class, to effect any amendment to the charter relating to the powers, number, election, term, vacancies or removal of directors of the Company (Class A common stock and Class B common stock, voting as a separate class):

Proposal No.	Class A Common Stock Votes For	Class A Common Stock Votes Against	Class A Common Stock Abstentions	Broker Non-Votes
7.	9,700,635	1,800	15,735	0

Proposal No.	Class B Common Stock Votes For	Class B Common Stock Votes Against	Class B Common Stock Abstentions	Broker Non-Votes
7.	3,737,500	0	0	0

(g)	Removal of Exemptions to Deemed Service of Process in Exclusive Forum Provision – To remove specific exemptions to the deemed acceptance of service of process on counsel bringing claims outside Delaware for certain stockholder suits (Class A common stock and Class B common stock, voting together as a single class):

Proposal No.	Common Stock Votes For	Common Stock Votes Against	Common Stock Abstentions	Broker Non-Votes
8.	13,135,581	2,102	317,987	0

(h)	Exclusive Forum for Internal Corporate Claims – To provide that the Delaware Chancery Court will be the exclusive jurisdiction for any stockholder to bring any action asserting an “internal corporate claim” as defined in Section 115 of the Delaware General Corporation Law (Class A common stock and Class B common stock, voting together as a single class):

Proposal No.	Common Stock Votes For	Common Stock Votes Against	Common Stock Abstentions	Broker Non-Votes
9.	13,138,022	1,202	316,446	0

(i)	Exclusive Forum for Claims Under the Securities Act and for Offers and Sales of Securities – To provide that the Federal District Courts of the United States of America will be the exclusive forum for resolution of any complaint asserting a cause of action under the Securities Act of 1933, as amended, or with respect to the offer or sale of securities of the Company (Class A common stock and Class B common stock, voting together as a single class):

Proposal No.	Common Stock Votes For	Common Stock Votes Against	Common Stock Abstentions	Broker Non-Votes
10.	13,138,108	1,102	316,460	0

(j)	Replacement of the Existing Charter – To authorize all other changes in connection with the amendment and restatement of the existing charter (Class A common stock and Class B common stock, voting together as a single class):

Proposal No.	Common Stock Votes For	Common Stock Votes Against	Common Stock Abstentions	Broker Non-Votes
11.	13,138,567	802	316,301	0

3. The Stock Issuance Proposal – To approve, for purposes of complying with applicable listing rules of NASDAQ, the issuance of shares of Class A common stock pursuant to the Merger Agreement and pursuant to certain PIPE subscription agreements (Class A common stock and Class B common stock, voting together as a single class):

Proposal No.	Common Stock Votes For	Common Stock Votes Against	Common Stock Abstentions	Broker Non-Votes
12.	13,437,616	1,714	16,340	0

4. The CuriosityStream Inc. 2020 Omnibus Incentive Plan Proposal – To consider and vote upon a proposal to approve and adopt the CuriosityStream Inc. 2020 Omnibus Incentive Plan (Class A common stock and Class B common stock, voting together as a single class):

Proposal No.	Common Stock Votes For	Common Stock Votes Against	Common Stock Abstentions	Broker Non-Votes
13.	13,437,752	1,602	16,316	0

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

The audited financial statements of Legacy CuriosityStream as of and for the years ended December 31, 2019 and 2018 are included in the Proxy Statement beginning on page F-33 and are incorporated herein by reference.

The unaudited financial statements of Legacy CuriosityStream as of June 30, 2020 and for the six months ended June 30, 2020 and 2019 are included in the Proxy Statement beginning on page F-60 and are incorporated herein by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma combined financial information of the Company for the year ended December 31, 2019 and for the six months ended June 30, 2020 is set forth in Exhibit 99.1 hereto and is incorporated herein by reference.

(d)	Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of August 10, 2020, by and among the Registrant, CS Merger Sub Inc., CuriosityStream Operating Inc. and Hendricks Factual Media LLC (filed as Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed with the SEC on August 11, 2020, and incorporated herein by reference).

3.1	Second Amended and Restated Certificate of Incorporation of CuriosityStream Inc., dated as of October 14, 2020.

3.2	Amended and Restated Bylaws of CuriosityStream Inc., dated as of October 14, 2020.

4.1	Specimen Unit Certificate (filed as Exhibit 4.1 to the Registrant’s Amendment No. 1 to Form S-1 Registration Statement filed with the SEC on November 8, 2019, and incorporated herein by reference).

4.2	Specimen Class A Common Stock Certificate (filed as Exhibit 4.2 to the Registrant’s Amendment No. 1 to Form S-1 Registration Statement filed with the SEC on November 8, 2019, and incorporated herein by reference).

4.3	Specimen Warrant Certificate (filed as Exhibit 4.3 to the Registrant’s Amendment No. 1 to Form S-1 Registration Statement filed with the SEC on November 8, 2019, and incorporated herein by reference).

4.4	Warrant Agreement, dated November 19, 2019, by and between Continental Stock Transfer & Trust Company, LLC and the Registrant (filed as Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed with the SEC on November 25, 2019, and incorporated herein by reference).

10.1	Letter Agreement, dated November 19, 2019, by and among the Registrant, the Registrant’s officers and directors, and Software Acquisition Holdings LLC (filed as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed with the SEC on November 25, 2019, and incorporated herein by reference).

10.2	Promissory Note, dated June 25, 2019, issued by the Registrant to Software Acquisition Holdings LLC (filed as Exhibit 10.2 to the Registrant’s Form S-1 Registration Statement filed with the SEC on October 25, 2019, and incorporated herein by reference).

10.3	Investment Management Trust Agreement, dated November 19, 2019, by and between Continental Stock Transfer & Trust Company, LLC and the Registrant (filed as Exhibit 10.2 to the Registrant’s Current Report on Form 8-K filed with the SEC on November 25, 2019, and incorporated herein by reference).

10.4	Registration Rights Agreement, dated November 19, 2019, by and among the Registrant and the security holders party thereto (filed as Exhibit 10.3 to the Registrant’s Current Report on Form 8-K filed with the SEC on November 25, 2019, and incorporated herein by reference).

10.5	Securities Subscription Agreement, dated June 25, 2019, by and between the Registrant and Software Acquisition Holdings LLC (filed as Exhibit 10.5 to the Registrant’s Form S-1 Registration Statement filed with the SEC on October 25, 2019, and incorporated herein by reference).

10.6	Private Placement Warrants Purchase Agreement, dated November 19, 2019, by and between the Registrant and Software Acquisition Holdings LLC (filed as Exhibit 10.5 to the Registrant’s Current Report on Form 8-K filed with the SEC on November 25, 2019, and incorporated herein by reference).

10.7	Form of Indemnity Agreement (filed as Exhibit 10.7 to the Registrant’s Amendment No. 1 to Form S-1 Registration Statement filed with the SEC on November 8, 2019, and incorporated herein by reference).

10.8	Administrative Support Agreement, dated November 19, 2019, by and between the Registrant and Software Acquisition Holdings LLC (filed as Exhibit 10.4 to the Registrant’s Current Report on Form 8-K filed with the SEC on November 25, 2019, and incorporated herein by reference).

10.9	Form of Subscription Agreement (filed as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed with the SEC on August 11, 2020, and incorporated herein by reference).

10.10	Employment Agreement, dated August 7, 2020, by and between CuriosityStream Operating Inc. and Clint Stinchcomb.

10.11	Registration Rights Agreement, dated November 20, 2018, by and between CuriosityStream Operating Inc. and Stifel, Nicolaus & Company Inc.

10.12	Investor Rights Agreement, dated October 14, 2020, by and among the Registrant, CuriosityStream Operating Inc., Hendricks Factual Media LLC, Software Acquisition Holdings LLC and the officers and directors of CuriosityStream Operating Inc. party thereto.

10.13	Warrant Forfeiture Letter, dated October 14, 2020, by and between the Registrant and Software Acquisition Holdings LLC.

10.14	CuriosityStream Inc. 2020 Omnibus Incentive Plan.

10.15	Form of Rollover Non-Qualified Stock Option Agreement.

10.16	Form of Indemnification Agreement.

10.17	Restricted Stock Agreement, dated October 14, 2020, by and between the Registrant and Software Acquisition Holdings LLC.

10.18	Loan Agreement, dated February 12, 2020, by and between Bank of America, N.A. and CuriosityStream Inc.

10.19	Promissory Note, dated May 1, 2020, executed by CuriosityStream Operating Inc. in favor of Bank of America, N.A.

14.1	Code of Ethics and Business Conduct of CuriosityStream Inc.

16.1	Letter from Marcum LLP to the U.S. Securities and Exchange Commission dated October 14, 2020.

21.1	Subsidiaries of the Registrant.

99.1	Unaudited pro forma combined financial information of CuriosityStream Inc. for the year ended December 31, 2019 and for the six months ended June 30, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CURIOSITYSTREAM INC.

By:	/s/ Clint Stinchcomb
	Name:	Clint Stinchcomb
	Title:	Chief Executive Officer

Date: October 15, 2020